UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014 (December 29, 2014)

American Realty Capital Healthcare Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Company Simplifies Board Structure as Part of Sponsor’s Corporate Governance Initiative

On December 29, 2014, the board of directors (the “Board”) of American Realty Capital Healthcare Trust II, Inc. (the “Company”) implemented certain changes to the composition of the Board and management team consistent with its sponsor’s year-long initiative to further enhance the corporate governance profiles of its various sponsored programs, including promoting or appointing experienced management, mitigating potential conflicts, reducing complexity and minimizing overlap among directors of its sponsored programs.

Appointment of William M. Kahane as Executive Chairman to Replace Nicholas S. Schorsch

On December 29, 2014, the Board appointed William M. Kahane, currently a director of the Company, to serve as executive chairman of the Board, effective as of that same date. In connection with Mr. Kahane’s appointment as executive chairman of the Board, Nicholas S. Schorsch resigned from his role as executive chairman of the Board. Mr. Schorsch did not resign pursuant to any disagreement with the Company. There are no related party transactions involving Mr. Kahane that are reportable under Item 404(a) of Regulation S-K except as described in the Company’s annual proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2014.

Simultaneously with the resignation of Mr. Schorsch, the Board took action to reduce the number of directors constituting the entire Board to four directors pursuant to Article III, Section 2 of the Company’s bylaws, with such reduction in size of the Board being effective immediately following the resignation of Mr. Schorsch.

Appointment of Robert J. Froehlich as Audit Committee Chairman to Replace David Gong

On December 29, 2014, the Board appointed Robert J. Froehlich, currently an independent director and member of the audit committee of the Company, as chairman of the Company’s audit committee. The Board has determined that Mr. Froehlich qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. In connection with Mr. Froehlich’s appointment as chairman of the Company’s audit committee, David Gong resigned from his role as chairman of the audit committee.

Audit Committee Chairman Compensation for Mr. Froehlich

As audit committee chairman, Mr. Froehlich will receive certain additional compensation and reimbursements for attendance of audit committee meetings.

Item 8.01. Other Events.

On December 30, 2014, AR Capital, LLC, the parent of the sponsor of the Company, issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by AR Capital, LLC on December 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

Date: December 30, 2014	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer, President and Secretary